Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

SGH REPORTS THIRD QUARTER FISCAL 2024 FINANCIAL RESULTS
Sequential Revenue Growth Drives GAAP EPS of $0.10, Non-GAAP EPS of $0.37

Milpitas, Calif. – July 9, 2024 – SMART Global Holdings, Inc. (“SGH” or the “Company”) (NASDAQ: SGH) today reported financial results for the third quarter of fiscal 2024.
Third Quarter Fiscal 2024 Highlights
•Net sales of $300.6 million, up 5.5% versus the prior quarter
•GAAP gross margin of 29.6% versus 28.8% in the prior quarter
•Non-GAAP gross margin of 32.3% versus 31.5% in the prior quarter
•GAAP EPS of $0.10 versus $(0.26) in the prior quarter
•Non-GAAP EPS of $0.37 versus $0.27 in the prior quarter, up 37% quarter over quarter
“We are pleased with our Q3 operating results and continued progress in our transformation into a high-performance, high-availability enterprise solutions company,” said Mark Adams, CEO of SGH. “Our customers are looking for a trusted deployment partner to help them solve the complexity of AI, and we feel we are well positioned with our portfolio of systems, software and managed services to enable their success,” concluded Adams.
Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in thousands, except per share amounts)	Q3 FY24	Q2 FY24	Q3 FY23	Q3 FY24	Q2 FY24	Q3 FY23
Net sales:
Memory Solutions	$91,629	$83,297	$109,458	$91,629	$83,297	$109,458
Intelligent Platform Solutions	144,968	141,405	170,854	144,968	141,405	170,854
LED Solutions	63,983	60,119	64,106	63,983	60,119	64,106
Total net sales	$300,580	$284,821	$344,418	$300,580	$284,821	$344,418

Gross profit	$88,906	$81,934	$100,480	$96,962	$89,735	$108,990
Operating income (loss)	11,511	(3,312)	(2,386)	33,325	26,514	42,327
Net income (loss) attributable to SGH	5,616	(13,620)	(19,648)	20,221	14,141	28,731
Diluted earnings (loss) per share	$0.10	$(0.26)	$(0.40)	$0.37	$0.27	$0.57
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures is included within this press release.

Business Outlook
As of July 9, 2024, SGH is providing the following financial outlook for the fourth quarter of fiscal 2024:

	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	$325 million +/- $25 million	—		$325 million +/- $25 million
Gross margin	29.5% +/- 1.5%	2%	(A)	31.5% +/- 1.5%
Operating expenses	$81 million +/- $2 million	($15) million	(B)(C)	$66 million +/- $2 million
Diluted earnings (loss) per share	$0.03 +/- $0.15	$0.37	(A)(B)(C)(D)	$0.40 +/- $0.15
Diluted shares	55.7 million	(1) million		54.7 million

Non-GAAP adjustments (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$8
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	12
(C) Other adjustments	3
(D) Estimated income tax effects	(2)
$21
Third Quarter Fiscal 2024 Earnings Conference Call and Webcast Details
SGH will hold a conference call and webcast to discuss the third quarter of fiscal 2024 results and related matters today, July 9, 2024, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by dialing +1-833-470-1428 in the United States or +1-929-526-1599 from international locations, using the access code 829754. The earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://ir.smartm.com/investors/default.aspx) where they will remain available for approximately one year.
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of SGH, including each of its lines of business; statements regarding the extent and timing of and expectations regarding SGH’s future revenues and expenses and customer demand; statements regarding SGH’s strategic investments and priorities; statements regarding long-term effective tax rates; and statements regarding the business and financial outlook for the next fiscal quarter described under “Business Outlook” above.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide SGH’s current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of SGH’s control, including but not limited to: global business and economic conditions and growth trends in technology industries, our customer markets and various geographic regions; uncertainties in the geopolitical environment; the ability to manage our cost structure; disruptions in our operations or supply chain; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products and additional capacity; acquisitions of companies or technologies and the failure to successfully integrate and operate them or customers’ negative reactions to them; incurring unanticipated costs related to the sale of our SMART Brazil business; issues, delays or complications in integrating the operations of Stratus Technologies; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; our dependence on a select number of customers and the timing and volume of customer orders; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the LED market; changes to applicable tax regimes or rates; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and the continuing availability of borrowings under term loans and revolving lines of credit and our ability to raise capital through debt or equity financings.
These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Liquidity and Capital Resources” contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Company’s other filings with the U.S. Securities and Exchange Commission. In addition, such risks, uncertainties and factors as outlined above and in such filings do not constitute all risks, uncertainties and factors that could cause actual results of SGH to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that the Company makes in this press release speak only as of the date of this press release. Except as required by law, SGH does not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
SGH management uses non-GAAP measures to supplement SGH’s financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense; amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships, trademarks/trade names and backlog acquired in connection with business combinations); acquisition-related inventory adjustments; diligence, acquisition and integration expense; restructure charges; impairment of goodwill; changes in the fair value of contingent consideration; gains (losses) from changes in currency exchange rates; amortization of debt discount and other costs; gain (loss) on extinguishment of debt; other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies is reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense; income tax expense; depreciation and amortization expense; share-based compensation expense; acquisition-related inventory adjustments; diligence, acquisition and integration expense; restructure charges; impairment of goodwill; changes in the fair value of contingent consideration; gain (loss) on extinguishment of debt and other infrequent or unusual items.
Beginning in 2024, for our non-GAAP reporting, we are utilizing a long-term projected non-GAAP effective tax rate of 28%, which includes the tax impact of pre-tax non-GAAP adjustments and reflects currently available information as well as other factors and assumptions. While we expect to use this normalized non-GAAP effective tax rate through 2024, this long-term non-GAAP effective tax rate may be subject to change for a variety of reasons, including the rapidly evolving global tax environment, significant changes in our geographic earnings mix or changes to our strategy or business operations. Our GAAP effective tax can vary significantly from quarter to quarter based on a variety of factors, including, but not limited to, discrete items which are recorded in the period they occur, the tax effects of certain items of income or expense, significant changes in our geographic earnings mix or changes to our strategy or business operations. We are unable to predict the timing and amounts of these items, which could significantly impact our GAAP effective tax rate, and therefore we are unable to reconcile our forward-looking non-GAAP effective tax rate measure to our GAAP effective tax rate.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about SGH’s financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.
About SMART Global Holdings – SGH
At SGH, we design, build, deploy and manage high-performance, high-availability enterprise solutions that help our customers solve for the future. Across our computing, memory, and LED lines of business, we focus on serving our customers by providing deep technical knowledge and expertise, custom design engineering, build-to-order flexibility and a commitment to best-in-class quality.
Learn more about us at SGHcorp.com.

SMART Global Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 31, 2024	March 1, 2024	May 26, 2023	May 31, 2024	May 26, 2023
Net sales:
Memory Solutions	$91,629	$83,297	$109,458	$260,594	$338,083
Intelligent Platform Solutions	144,968	141,405	170,854	405,197	604,276
LED Solutions	63,983	60,119	64,106	193,857	182,233
Total net sales	300,580	284,821	344,418	859,648	1,124,592
Cost of sales	211,674	202,887	243,938	605,958	801,006
Gross profit	88,906	81,934	100,480	253,690	323,586

Operating expenses:
Research and development	19,681	20,526	20,338	61,596	69,682
Selling, general and administrative	57,249	61,385	67,914	175,851	195,696
Impairment of goodwill	—	—	—	—	17,558
Change in fair value of contingent consideration	—	—	14,800	—	24,900
Other operating (income) expense	465	3,335	(186)	6,739	5,366
Total operating expenses	77,395	85,246	102,866	244,186	313,202
Operating income (loss)	11,511	(3,312)	(2,386)	9,504	10,384

Non-operating (income) expense:
Interest expense, net	6,167	7,249	9,314	22,975	27,238
Other non-operating (income) expense	441	248	354	113	12,299
Total non-operating (income) expense	6,608	7,497	9,668	23,088	39,537
Income (loss) before taxes	4,903	(10,809)	(12,054)	(13,584)	(29,153)

Income tax provision (benefit)	(1,323)	2,198	7,216	4,409	26,687
Net income (loss) from continuing operations	6,226	(13,007)	(19,270)	(17,993)	(55,840)
Net income (loss) from discontinued operations	—	—	(4,807)	(8,148)	10,301
Net income (loss)	6,226	(13,007)	(24,077)	(26,141)	(45,539)
Net income attributable to noncontrolling interest	610	613	378	1,784	1,143
Net income (loss) attributable to SGH	$5,616	$(13,620)	$(24,455)	$(27,925)	$(46,682)

Basic earnings (loss) per share:
Continuing operations	$0.11	$(0.26)	$(0.40)	$(0.38)	$(1.16)
Discontinued operations	—	—	(0.10)	(0.15)	0.21
	$0.11	$(0.26)	$(0.50)	$(0.53)	$(0.95)

Diluted earnings (loss) per share:
Continuing operations	$0.10	$(0.26)	$(0.40)	$(0.38)	$(1.16)
Discontinued operations	—	—	(0.10)	(0.15)	0.21
	$0.10	$(0.26)	$(0.50)	$(0.53)	$(0.95)

Shares used in per share calculations:
Basic	52,570	52,031	49,380	52,219	49,152
Diluted	54,283	52,031	49,380	52,219	49,152

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except percentages)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 31, 2024	March 1, 2024	May 26, 2023	May 31, 2024	May 26, 2023
GAAP gross profit	$88,906	$81,934	$100,480	$253,690	$323,586
Share-based compensation expense	1,760	1,691	1,595	5,266	4,545
Amortization of acquisition-related intangibles	5,909	5,894	6,704	17,747	19,785
Flow-through of inventory step up	—	—	—	—	2,599
Cost of sales-related restructure	387	216	211	1,271	5,763
Non-GAAP gross profit	$96,962	$89,735	$108,990	$277,974	$356,278

GAAP gross margin	29.6%	28.8%	29.2%	29.5%	28.8%
Effect of adjustments	2.7%	2.7%	2.4%	2.8%	2.9%
Non-GAAP gross margin	32.3%	31.5%	31.6%	32.3%	31.7%

GAAP operating expenses	$77,395	$85,246	$102,866	$244,186	$313,202
Share-based compensation expense	(9,432)	(8,948)	(8,047)	(27,535)	(25,109)
Amortization of acquisition-related intangibles	(3,857)	(3,857)	(4,905)	(11,778)	(13,497)
Diligence, acquisition and integration expense	(4)	(5,885)	(8,637)	(6,678)	(18,193)
Impairment of goodwill	—	—	—	—	(17,558)
Change in fair value of contingent consideration	—	—	(14,800)	—	(24,900)
Restructure charge	(465)	(3,335)	186	(6,739)	(5,366)
Other	—	—	—	—	(1,800)
Non-GAAP operating expenses	$63,637	$63,221	$66,663	$191,456	$206,779

GAAP operating income (loss)	$11,511	$(3,312)	$(2,386)	$9,504	$10,384
Share-based compensation expense	11,192	10,639	9,642	32,801	29,654
Amortization of acquisition-related intangibles	9,766	9,751	11,609	29,525	33,282
Flow-through of inventory step up	—	—	—	—	2,599
Cost of sales-related restructure	387	216	211	1,271	5,763
Diligence, acquisition and integration expense	4	5,885	8,637	6,678	18,193
Impairment of goodwill	—	—	—	—	17,558
Change in fair value of contingent consideration	—	—	14,800	—	24,900
Restructure charge	465	3,335	(186)	6,739	5,366
Other	—	—	—	—	1,800
Non-GAAP operating income	$33,325	$26,514	$42,327	$86,518	$149,499

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 31, 2024	March 1, 2024	May 26, 2023	May 31, 2024	May 26, 2023
GAAP net income (loss) attributable to SGH	$5,616	$(13,620)	$(19,648)	$(19,777)	$(56,983)
Share-based compensation expense	11,192	10,639	9,642	32,801	29,654
Amortization of acquisition-related intangibles	9,766	9,751	11,609	29,525	33,282
Flow-through of inventory step up	—	—	—	—	2,599
Cost of sales-related restructure	387	216	211	1,271	5,763
Diligence, acquisition and integration expense	4	5,885	8,637	6,678	18,193
Impairment of goodwill	—	—	—	—	17,558
Change in fair value of contingent consideration	—	—	14,800	—	24,900
Restructure charge	465	3,335	(186)	6,739	5,366
Amortization of debt discount and other costs	817	968	937	2,827	3,054
Loss (gain) on extinguishment or prepayment of debt	792	325	—	1,117	15,924
Foreign currency (gains) losses	606	182	410	242	55
Other	—	—	—	—	1,800
Income tax effects	(9,424)	(3,540)	2,319	(14,523)	8,110
Non-GAAP net income attributable to SGH	$20,221	$14,141	$28,731	$46,900	$109,275

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	54,283	52,031	49,380	52,219	49,152
Adjustment for dilutive securities and capped calls	(333)	1,043	754	1,216	770
Non-GAAP weighted-average shares outstanding	53,950	53,074	50,134	53,435	49,922

Diluted earnings (loss) per share from continuing operations:
GAAP diluted earnings (loss) per share	$0.10	$(0.26)	$(0.40)	$(0.38)	$(1.16)
Effect of adjustments	0.27	0.53	0.97	1.26	3.35
Non-GAAP diluted earnings per share	$0.37	$0.27	$0.57	$0.88	$2.19

Net income (loss) attributable to SGH	$5,616	$(13,620)	$(19,648)	$(19,777)	$(56,983)
Interest expense, net	6,167	7,249	9,314	22,975	27,238
Income tax provision (benefit)	(1,323)	2,198	7,216	4,409	26,687
Depreciation expense and amortization of intangible assets	15,525	17,156	18,554	50,335	52,802
Share-based compensation expense	11,192	10,639	9,642	32,801	29,654
Flow-through of inventory step up	—	—	—	—	2,599
Cost of sales-related restructure	387	216	211	1,271	5,763
Diligence, acquisition and integration expense	4	5,885	8,637	6,678	18,193
Impairment of goodwill	—	—	—	—	17,558
Change in fair value of contingent consideration	—	—	14,800	—	24,900
Restructure charge	465	3,335	(186)	6,739	5,366
Loss on extinguishment of debt	792	325	—	1,117	15,924
Other	—	—	—	—	1,800
Adjusted EBITDA	$38,825	$33,383	$48,540	$106,548	$171,501

SMART Global Holdings, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	May 31, 2024	August 25, 2023
Assets
Cash and cash equivalents	$453,791	$365,563
Short-term investments	13,746	25,251
Accounts receivable, net	211,842	219,247
Inventories	177,299	174,977
Other current assets	85,649	51,790
Current assets of discontinued operations	—	70,574
Total current assets	942,327	907,402
Property and equipment, net	107,646	118,734
Operating lease right-of-use assets	61,729	68,444
Intangible assets, net	131,380	160,185
Goodwill	161,958	161,958
Deferred tax assets	77,903	74,085
Other noncurrent assets	63,190	15,150
Total assets	$1,546,133	$1,505,958

Liabilities and Equity
Accounts payable and accrued expenses	$230,646	$182,035
Current debt	—	35,618
Deferred revenue	88,719	48,096
Other current liabilities	31,777	32,731
Acquisition-related contingent consideration	—	50,000
Current liabilities of discontinued operations	—	77,770
Total current liabilities	351,142	426,250
Long-term debt	667,042	754,820
Noncurrent operating lease liabilities	62,054	66,407
Other noncurrent liabilities	35,374	29,248
Total liabilities	1,115,612	1,276,725

Commitments and contingencies

SMART Global Holdings shareholders’ equity:
Ordinary shares	1,790	1,726
Additional paid-in capital	517,548	476,703
Retained earnings	54,532	82,457
Treasury shares	(150,438)	(132,447)
Accumulated other comprehensive income (loss)	17	(205,964)
Total SGH shareholders’ equity	423,449	222,475
Noncontrolling interest in subsidiary	7,072	6,758
Total equity	430,521	229,233
Total liabilities and equity	$1,546,133	$1,505,958

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 31, 2024	March 1, 2024	May 26, 2023	May 31, 2024	May 26, 2023
Cash flows from operating activities
Net income (loss)	$6,226	$(13,007)	$(24,077)	$(26,141)	$(45,539)
Net income (loss) from discontinued operations	—	—	(4,807)	(8,148)	10,301
Net income (loss) from continuing operations	6,226	(13,007)	(19,270)	(17,993)	(55,840)
Adjustments to reconcile net income (loss) from continuing operations to cash provided by (used for) operating activities
Depreciation expense and amortization of intangible assets	15,525	17,156	18,554	50,335	52,802
Amortization of debt discount and issuance costs	817	968	937	2,827	3,054
Share-based compensation expense	11,192	10,639	9,642	32,801	29,654
Impairment of goodwill	—	—	—	—	17,558
Change in fair value of contingent consideration	—	—	14,800	—	24,900
(Gain) loss on extinguishment or prepayment of debt	792	325	—	1,117	15,924
Deferred income taxes, net	(3,840)	476	(5)	(3,646)	1,625
Other	(3,228)	(208)	(809)	(2,772)	3,307
Changes in operating assets and liabilities:
Accounts receivable	(42,124)	872	(12,525)	7,406	159,508
Inventories	(4,535)	35,678	56,413	(2,321)	66,653
Other assets	15,424	(23,229)	16,950	(5,703)	7,057
Accounts payable and accrued expenses and other liabilities	83,632	(22,587)	(51,612)	84,626	(226,357)
Payment of acquisition-related contingent consideration	—	(29,000)	—	(29,000)	(73,724)
Net cash provided by (used for) operating activities from continuing operations	79,881	(21,917)	33,075	117,677	26,121
Net cash provided by (used for) operating activities from discontinued operations	(101)	—	7,963	(28,336)	41,467
Net cash provided by (used for) operating activities	79,780	(21,917)	41,038	89,341	67,588

Cash flows from investing activities
Capital expenditures and deposits on equipment	(3,777)	(5,204)	(11,984)	(13,629)	(31,674)
Acquisition of business, net of cash acquired	—	—	—	—	(213,073)
Proceeds from maturities of investment securities	9,915	12,290	—	31,870	—
Purchases of held-to-maturity investment securities	(1,000)	(11,034)	—	(20,503)	—
Other	(518)	(558)	431	(1,264)	670
Net cash provided by (used for) investing activities from continuing operations	4,620	(4,506)	(11,553)	(3,526)	(244,077)
Net cash provided by (used for) investing activities from discontinued operations	451	—	(1,273)	119,389	(5,745)
Net cash provided by (used for) investing activities	$5,071	$(4,506)	$(12,826)	$115,863	$(249,822)

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows, Continued
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 31, 2024	March 1, 2024	May 26, 2023	May 31, 2024	May 26, 2023
Cash flows from financing activities
Repayments of debt	$(75,000)	$(37,211)	$(7,211)	$(126,634)	$(14,422)
Payment of acquisition-related contingent consideration	—	(21,000)	—	(21,000)	(28,100)
Payments to acquire ordinary shares	(2,129)	(2,732)	(660)	(17,991)	(16,883)
Distribution to noncontrolling interest	—	—	—	(1,470)	(2,009)
Proceeds from issuance of ordinary shares	3,817	792	4,180	8,064	8,430
Proceeds from debt	—	—	—	—	295,287
Payment of premium in connection with convertible note exchange	—	—	—	—	(14,141)
Net cash paid for settlement and purchase of Capped Calls	—	—	—	—	(4,304)
Other	(1)	(1)	(688)	(584)	(5,765)
Net cash used for financing activities from continuing operations	(73,313)	(60,152)	(4,379)	(159,615)	218,093
Net cash used for financing activities from discontinued operations	—	—	(255)	(606)	(379)
Net cash provided by (used for) financing activities	(73,313)	(60,152)	(4,634)	(160,221)	217,714

Effect of changes in currency exchange rates	(76)	(155)	813	(1,256)	2,730
Net increase (decrease) in cash and cash equivalents	11,462	(86,730)	24,391	43,727	38,210
Cash and cash equivalents at beginning of period	442,329	529,059	376,884	410,064	363,065
Cash and cash equivalents at end of period	$453,791	$442,329	$401,275	$453,791	$401,275

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
+1-510-360-8596	+1-510-941-8921
ir@sghcorp.com	pr@sghcorp.com